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                                                                   EXHIBIT 10.16

                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") dated as of July 10, 2000, is to that Credit Agreement dated as of August 28, 1998, as amended by that certain First Amendment to Credit Agreement dated as of December 18, 1998 (as may be further amended and modified from time to time, the "Credit Agreement"; terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement), by and among TUFCO, L.P., a Delaware limited partnership (the "Borrower"), TUFCO TECHNOLOGIES INC., a Delaware corporation (the "Parent"), the several banks and other financial institutions identified therein (the "Banks") and FIRST UNION NATIONAL BANK, as administrative agent for the Banks thereunder (in such capacity, the "Agent").

                                   WITNESSETH:

     WHEREAS, the Banks have established a credit facility for the benefit of the Borrower pursuant to the terms of the Credit Agreement;

     WHEREAS, the Borrower has requested that the Required Banks amend certain provisions of the Credit Agreement by making certain modifications thereto including a $3,000,000 increase to the Revolving Commitment; and

     WHEREAS, the Required Banks have agreed to the requested amendment on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     A.   The Credit Agreement is amended in the following respects:

          1. The definition of "Capital Expenditures" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

               "Capital Expenditures" means, for any period, all expenditures of Parent and the Subsidiaries which are classified as capital expenditures in accordance with GAAP including all such expenditures associated with Capital Lease Obligations but excluding capital expenditures made in connection with the expansion of the Borrower's Green Bay, Wisconsin production facility in an aggregate amount not to exceed $3,000,000.

          2. The definition of "Revolving Commitment" in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount of "Nine Million Dollars ($9,000,000)" in the last sentence thereof and replacing it with "Twelve Million Dollars ($12,000,000)".



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          3.   The definition of "Revolving Termination Date" in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to "June 1, 2001" and replacing it with "June 1, 2002".

          4. Section 2.2 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

               Section 2.2 Notes. The Revolving Loans made by a Bank shall be evidenced by one or more promissory notes of the Borrower in substantially the form of Exhibit "A" hereto, payable to the order of such Bank in a principal amount equal to, for the aggregate of such notes payable to such Bank, its Revolving Commitment and otherwise duly completed.

     B. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

     C. Each of the Borrower and the Guarantors hereby represent and warrant that (a) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (b) no Default or Event of Default exists on and as of the date hereof and after giving effect to the amendments contained herein.

     D. This Second Amendment shall become effective upon the satisfaction of the following conditions precedent (such date referred to herein as the "Amendment Effective Date"):

          (a) Execution of Second Amendment. The Agent shall have received counterparts of this Second Amendment, executed by a duly authorized officer of each party hereto.

          (b) Revolving Notes. The Agent shall have received, for the account of each Bank, fully executed Revolving Notes each in the amount of $1,500,000.

          (c) Authority Documents. The Agent shall have received the following:

               (i) Articles of Incorporation. A certificate of the secretary of each of the Borrower and the Guarantor certifying that the articles of incorporation or other charter documents, as applicable, of each of the Borrower and the Guarantors previously delivered to the Agent are true and complete as of the Amendment Effective Date and have not been amended, modified, rescinded or supplemented since such date.

               (ii) Resolutions. Copies of resolutions of the board of directors of each of the Borrower and the Guarantors approving and adopting the Second Amendment, the transactions contemplated therein, including the increase of the Revolving Commitment hereunder, and authorizing execution and delivery thereof, certified by an officer thereof as of the Amendment Effective Date to be true and correct and in force and effect as of such date.

               (iii) Bylaws. A certificate of the secretary of each of the Borrower and the Guarantor certifying that the bylaws of each of the Borrower and the Guarantors previously delivered to the Agent are true and correct as of the Amendment Effective Date and have not been amended, modified, rescinded or supplemented since such date.

                                       2

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               (iv) Good Standing. Copies of (i) certificates of good standing, existence or its equivalent with respect to the each of the Borrower and the Guarantors certified as of a recent date by the appropriate governmental authorities of the state of incorporation and (ii) a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities of the state of incorporation of each of the Borrower and the Guarantors.

               (v) Incumbency. An incumbency certificate of each of the Borrower and the Guarantors certified by a secretary or assistant secretary to be true and correct as of the Amendment Effective Date.

          (d) Opinion of Counsel. Favorable opinion of legal counsel to the Parent and its Subsidiaries, as to such matters as the agent may request.

          (e) Amendment Fee. The Borrower shall have paid an amendment fee to each Bank party to this Second Amendment in the amount of 0.25% of such Bank's Revolving Commitment after giving effect to this Second Amendment.

     E. The Guarantors acknowledge and consent to all of the terms and conditions of this Second Amendment and agree that this Second Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement, the Master Guaranty, or the other Loan Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Master Guaranty or the other Loan Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Master Guaranty or the other Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Required Banks' execution and delivery of this Second Amendment.

     F. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart.

     G. This Second Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of Texas.

     H. THIS SECOND AMENDMENT, THE NOTES, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN AND THEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                                       3

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:                              TUFCO, L.P.,

                                       By: Tufco Tech, Inc.
                                           its Managing General Partner

                                           By: /s/ GREG WILEMON
                                               ---------------------------------
                                               Name: GREG WILEMON
                                               Title: CFO/COO

PARENT:                                TUFCO TECHNOLOGIES, INC.,

                                           By: /s/ GREG WILEMON
                                               ---------------------------------
                                               Name: GREG WILEMON
                                               Title: CFO/COO

OTHER
GUARANTORS:                            TECHNOLOGIES I, INC.

                                           By: /s/ KATHY MANOS
                                               ---------------------------------
                                               Name: KATHY MANOS
                                               Title: PRESIDENT

                                       TUFCO, INC.

                                           By: /s/ KATHY MANOS
                                               ---------------------------------
                                               Name: KATHY MANOS
                                               Title: PRESIDENT

                                       TFCO, INC.

                                           By: /s/ KATHY MANOS
                                               ---------------------------------
                                               Name: KATHY MANOS
                                               Title: PRESIDENT

                                       FOREMOST MANUFACTURING COMPANY INC.

                                           By: /s/ GREG WILEMON
                                               ---------------------------------
                                               Name: GREG WILEMON
                                               Title: CFO/COO

                                       TUFCO TECH, INC.

                                           By: /s/ GREG WILEMON
                                               ---------------------------------
                                               Name: GREG WILEMON
                                               Title: SECRETARY/TREASURER



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AGENTS AND LENDERS:                    FIRST UNION NATIONAL BANK,
                                       as Administrative Agent and as a Lender

                                           By: /s/ J. ANDREW PHELPS
                                               ---------------------------------
                                               Name: J. ANDREW PHELPS
                                               Title: VICE PRESIDENT



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                                       CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                                           By: /s/ DAVID L. HOWARD
                                               ---------------------------------
                                               Name: DAVID L. HOWARD
                                               Title: VICE PRESIDENT
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                                 REVOLVING NOTE


$1,500,000                                                        July 10, 2000


         FOR VALUE RECEIVED, the undersigned, TUFCO, L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of First Union National Bank (the "Bank"), at the Principal Office of the Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) or such other amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Bank to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The Borrower hereby authorizes the Bank to record in its records the amount of each Revolving Loan and Type of Accounts established under each Revolving Loan and all Continuations, Conversions and payments of principal in respect thereof, which records shall, in the absence of manifest error, constitute prima facie evidence of the accuracy thereof; provided, however, that the failure to make such notation with respect to any such Revolving Loan or payment shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Revolving Note.

         This Revolving Note is one of the Revolving Notes referred to in the Credit Agreement dated as of August 28, 1998, among the Borrower, Tufco Technologies, Inc., the other banks named therein and Bank, as agent for such banks (the "Agent"), as amended by that First Amendment to Credit Agreement dated as of December 18, 1998 and as further amended by that Second Amendment to Credit Agreement dated as of the date hereof (such Credit Agreement, as the same may be further amended or otherwise modified from time to time, being referred to herein as the "Credit Agreement"), and evidences Revolving Loans made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Revolving Note upon the happening of certain stated events and for prepayments of Revolving Loans prior to the maturity of this Revolving Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Revolving Note have the respective meanings assigned to them in the Credit Agreement.

         This Revolving Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Except for any notices expressly required by the Loan Documents, the Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Revolving Note jointly and severally waive notice, presentment, demand for payment, protest, notice of


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protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Revolving Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or to release or substitute part or all of the collateral securing this Revolving Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         This Revolving Note is in addition to and does not replace that certain Revolving Note dated August 28, 1998 made by the Borrower in favor of the Bank.


                                     TUFCO, L.P.

                                     By:      Tufco Tech, Inc.,
                                              its general partner

                                              By: /s/ GREG WILEMON
                                                  --------------------------
                                              Name:   GREG WILEMON
                                                   -------------------------
                                              Title:  CFO/COO
                                                     -----------------------


                                       2
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                                 REVOLVING NOTE

$1,500,000                                                         July 10, 2000


         FOR VALUE RECEIVED, the undersigned, TUFCO, L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of Chase Bank of Texas, National Association (the "Bank"), at the Principal Office of the Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) or such other amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Bank to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The Borrower hereby authorizes the Bank to record in its records the amount of each Revolving Loan and Type of Accounts established under each Revolving Loan and all Continuations, Conversions and payments of principal in respect thereof, which records shall, in the absence of manifest error, constitute prima facie evidence of the accuracy thereof; provided, however, that the failure to make such notation with respect to any such Revolving Loan or payment shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Revolving Note.

         This Revolving Note is one of the Revolving Notes referred to in the Credit Agreement dated as of August 28, 1998, among the Borrower, Tufco Technologies, Inc., the Bank, the other banks named therein and First Union National Bank, as agent for such banks (the "Agent"), as amended by that First Amendment to Credit Agreement dated as of December 18, 1998 and as further amended by that Second Amendment to Credit Agreement dated as of the date hereof (such Credit Agreement, as the same may be further amended or otherwise modified from time to time, being referred to herein as the "Credit Agreement"), and evidences Revolving Loans made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Revolving Note upon the happening of certain stated events and for prepayments of Revolving Loans prior to the maturity of this Revolving Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Revolving Note have the respective meanings assigned to them in the Credit Agreement.

         This Revolving Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Except for any notices expressly required by the Loan Documents, the Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Revolving Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Revolving Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or to release or substitute part or all of the collateral securing this Revolving Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         This Revolving Note is in addition to and does not replace that certain Revolving Note dated August 28, 1998 made by the Borrower in favor of the Bank.

                                     TUFCO, L.P.

                                     By:      Tufco Tech, Inc.,
                                              its general partner

                                              By: /s/ GREG WILEMON
                                                  --------------------------
                                              Name:   GREG WILEMON
                                                   -------------------------
                                              Title:  CFO/COO
                                                     -----------------------